Exhibit 99.1

PUT/CALL AGREEMENT

This PUT/CALL AGREEMENT (the “Agreement”), dated as of _____________ (the “Agreement Date”), is made and entered into by and between Congoleum Corporation, a Delaware corporation (as a debtor in possession and a reorganized debtor, as applicable, the “Company”), [Congoleum Plan Trust to be formed on Effective Date of Plan] (the “Trust”),  Plainfield Special Situations Master Fund Limited (“Plainfield”), DWS High Income Fund, DWS High Income VIP and DWS High Income Plus Fund, DWS High Income Trust, DWS Balanced Fund, DWS Strategic Income Fund, DWS Multi Market Income Trust, DWS Balanced VIP, DWS Strategic Income VIP and DWS Strategic Income Trust (collectively, “DWS” and each an “Initial Backstop Participant” and collectively, the “Initial Backstop Participants”), and any other Eligible Bondholder (as defined below) that elects to become a party hereto prior to the Election Deadline (as defined below), if any, by executing a counterpart signature page in the form of Exhibit A attached hereto (each an “Additional Backstop Participant” and collectively, the “Additional Backstop Participants” and together with the Initial Backstop Participants, the “Backstop Participants”).

W I T N E S S E T H

WHEREAS, pursuant to the Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code of the Futures Representative, the Debtors, the Official Asbestos Claimants’ Committee and the Official Committee of Bondholders for Congoleum Corporation et al. dated as of February 5, 2008 (the “Plan”), which is subject to the approval by the Court the “Bankruptcy Court”) administering the Company’s proceedings under the United States Bankruptcy Code, 11 U.S.C, §§ 101, et seq. (the “Bankruptcy Code”), the Trust will be issued shares of the Company’s Common Stock, $.001 par value per share (the “New Common Stock”), which when issued by the Company to the Trust will represent 50.1% of the outstanding Common Stock of the Company (all such shares issued to the Trust being referred to herein as the “Trust Shares”);

WHEREAS, pursuant to the Plan, the Trust will be given the opportunity to elect to cause the Backstop Participants to purchase the Trust Shares on the terms and subject to the conditions set forth herein;

WHEREAS, pursuant to the Plan, the Backstop Participants will be given the opportunity to elect to cause the Trust to sell the Trust Shares on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, it is hereby agreed as follows:

ARTICLE I

DEFINITIONS

1.01           Definitions.  As used in the Agreement the following terms shall have the meanings set forth below:

“ABC” shall have the meaning ascribed to such term in the Preamble hereto.

“Additional Backstop Participant” shall have the meaning ascribed to such term in the Preamble hereto.

“Agreement” shall have the meaning ascribed to such term in the Preamble hereto.

“Agreement Date” shall have the meaning ascribed to such term in the Preamble hereto.

“Agreement Motion” shall have the meaning ascribed to such term in Section 8.01(b) hereof.

“Agreement Order” the order of the Bankruptcy Court approving this Agreement, together with the exhibits attached hereto, and authorizing and directing the Company to execute and deliver it and to pay the Commitment Fee as provided hereunder.

“Backstop Participant” shall have the meaning ascribed to such term in the Preamble hereto.

“Bankruptcy Code” shall have the meaning ascribed to such term in the Preamble hereto.

“Bankruptcy Court” shall have the meaning ascribed to such term in the Preamble hereto.

“Bondholders” means each holder of the 8.625% Senior Notes Due 2008 issued by Congoleum Corporation, as of the Effective Date of the Plan.

“Bondholders Committee” shall have the meaning ascribed to such term in the Preamble hereto.

“Business Day” means a day other than Saturday, Sunday or any day on which commercial banks located in New York are authorized or obligated by Law to close.

“Call Backstop Participants” shall have the meaning ascribed to such term in Section 3.02(b) hereof.

“Call Closing Date” shall have the meaning ascribed to such term in Section 3.03 hereof.

“Call Participant” means an Exercising Bondholder and each other Electing Participant.

“Call Period” means the period beginning on the Effective Date and ending at 5:00 p.m., Eastern Standard Time, on the date that is 90 days after the Effective Date.

“Call Purchase Price” shall have the meaning ascribed to such term in Section 3.01(a) hereof.

“Call Right” shall have the meaning ascribed to such term in Section 3.01(a) hereof.

“Company” shall have the meaning ascribed to such term in the Preamble hereto.

“Commitment Fee” shall have the meaning ascribed to such term in Section 4.01 hereof.

“Confirmation Order” shall mean entry of an order confirming and approving the Plan pursuant to Section 1129 of the Bankruptcy Code by the Bankruptcy Court prior to any review by the District Court.

“Court Orders” means the Agreement Order and the Confirmation Order taken together.

“Disclosure Statement” means the disclosure statement relating to the Plan.

“Dispose” means any sale, assignment, transfer, exchange, mortgage, pledge, grant, hypothecation or other transfer, whether absolute or as security or encumbrance (including dispositions by operation of law).

“Effective Date of the Plan” shall have the same meaning ascribed to such term in the Plan.

“Electing Participant” means any Backstop Participant delivering a Call Participation Notice.

“Election Deadline” means the deadline established by the Bankruptcy Court for voting to approve the Plan following approval of the Disclosure Statement.

“Eligible Bondholder” means any Bondholder who is a “qualified institutional buyer” as defined in Rule 144A promulgated under the Securities Act.

“Exercising Bondholder” means any party electing to exercise the Call Right pursuant to 3.01(a) or (b).

“FCR” shall have the meaning ascribed to such term in the Preamble hereto.

“Final Order” means an order of judgment of the Bankruptcy Court as entered on the docket, which is immediately appealable and that (i) has not been reversed, stayed, modified, or amended and as to which the time to appeal, seek certiorari or move for reargument or rehearing has expired, and no appeal, petition for certiorari, or motion for reargument or rehearing has been timely taken, or (ii) as to which any appeal has been taken, any petition for certiorari or motion for reargument or rehearing has been filed, and such appeal, petition or motion has been conclusively withdrawn or resolved by the highest court to which the order or judgment was appealed or from which certiorari, reargument or rehearing was sought.

“Indemnitees” shall have the meaning ascribed to such term in Section 10.02(a) hereof.

“Initial Backstop Participant(s)” shall have the meaning ascribed to such term in the Preamble hereto.

“Initial Call Backstop Participants” shall have the meaning ascribed to such term in Section 3.02(a) hereof.

“Losses” shall have the meaning ascribed to such term in Section 10.02(a) hereof.

“New Common Stock” shall have the meaning ascribed to such term in the Preamble hereto.

“Plan” shall have the meaning ascribed to such term in the Preamble hereto.

“Plan Proponents” means, the FCR, the Debtors, the Official Asbestos Claimants Committee and the Official Committee of Bondholders as joint proponents of the Plan and any other person, entity or Committee constituted in the Company’s bankruptcy proceeding which becomes a proponent of the Plan.

“Pro Rata Portion of the Trust Shares” for purposes of Article II shall have the meaning ascribed to such term in Section 2.02 hereof and for purposes of Article III shall have the meaning ascribed to such term in Section 3.02(a) hereof.

“Pro Rata Portion of the Unallocated Trust Shares” for purposes of Article II  shall have the meaning ascribed to such term in Section 2.02 hereof and for purposes of Article III shall have the meaning ascribed to such term in Section 3.02(a) hereof.

“Put Closing Date” shall have the meaning ascribed to such term in Section 2.03 hereof.

“Put Period” shall have the meaning ascribed to such term in Section 2.01 hereof.

“Put Purchase Price” shall have the meaning ascribed to such term in Section 2.01 hereof.

“Put Right” shall have the meaning ascribed to such term in Section 2.01 hereof.

“Securities Act” means the Securities Act of 1933, as amended.

“Stockholders Agreement” means that certain Stockholders Agreement that will be approved in connection with the Plan, effective as of the Effective Date of the Plan and binding on all stockholders.

“Trust” shall have the meaning ascribed to such term in the Preamble hereto.

“Trust Agreement” means the Plan Trust Agreement of the Trust as defined in the Plan.

“Trust Shares” shall have the meaning ascribed to such term in the Preamble hereto.

“Unallocated Trust Shares” for purposes of Article  II shall have the meaning ascribed to such term in Section 2.02 hereof and for purposes of Article III shall have the meaning ascribed to such term in Section 3.02(a) hereof.

ARTICLE II

PUT RIGHT

2.01           Put Right.  The parties hereto agree and acknowledge that the Trust shall have the right (the “Put Right”) to elect to cause the Backstop Participants to purchase all, but not less than all, of the Trust Shares for an aggregate purchase price equal to $5.25 million (the “Put Purchase Price”) provided that it delivers the Put Exercise Notice attached as Exhibit B hereto in accordance with the provisions of Section 12.01 hereof to the Backstop Participants at any time during the period beginning on the Effective Date and ending at 5:00 p.m., Eastern Standard Time, on the date that is 60 days after the Effective Date (the “Put Period”).

2.02           Purchase and Sale Pursuant to Exercise of Put Right.  In the event the Trust elects to exercise the Put Right by delivering the Put Exercise Notice to the Backstop Participants prior to the expiration of the Put Period, each of the Additional Backstop Participants will be obligated to purchase their Pro Rata Portion of the Trust Shares and to pay their corresponding portion of the Put Purchase Price and each of the Initial Backstop Participants will be obligated to purchase their Pro Rata Portion of the Unallocated Trust Shares (as defined below) and to pay their corresponding portion of the Put Purchase Price as calculated below.  For purposes of this Article II, (i) an Additional Backstop Participant’s “Pro Rata Portion of the Trust Shares” shall be determined by multiplying the number of Trust Shares by a fraction, the numerator of which shall be the number of shares of New Common Stock then held by such Additional Backstop Participant and the denominator of which shall be the aggregate number of shares of  New Common Stock issued under the Plan to all Bondholders on the Effective Date of the Plan, (ii) the term “Unallocated Trust Shares” shall mean the difference between (X) the total number of Trust Shares and, (Y) the sum of the Pro Rata Portion of the Trust Shares of each Additional Backstop Participant, and (iii) unless otherwise determined by each of the Initial Backstop Participants, the Initial Backstop Participant’s “Pro Rata Portion of the Unallocated Trust Shares” shall be determined by multiplying the number of Unallocated Trust Shares by seventy six percent (76%) in the case of Plainfield and twenty four percent (24%) in the case of DWS.  Each Backstop Participant’s corresponding portion of the Put Purchase Price shall be determined by multiplying (x) the quotient derived by dividing $5.25 million by the total number of Trust Shares, by (Y) the number of Trust Shares to be purchased by such Backstop Participant.

2.03           Closing.  The delivery of the Trust Shares will be made by the Trust to the Backstop Participants on the fifth Business Day following the receipt by the Backstop Participants of the Put Election Notice (the “Put Closing Date”) against payment of the Put Purchase Price for the Trust Shares by wire transfer of federal (same day) funds to the account specified by the Trust on the signature page attached hereto.  The Trust shall execute stock powers on behalf of each of the Backstop Participants in order to effect the transfer of the Trust Shares from the Trust to the Backstop Participants and the Company shall, upon receipt of such stock powers, record the transfer of the Trust Shares on its stock record books.  If any Additional Backstop Participant fails to deliver such Additional Backstop Participant’s portion of the Put Purchase Price on the Put Closing Date, the Initial Backstop Participants shall purchase and pay for any Trust Shares that were to be purchased by such Additional Backstop Participant treating such unpurchased Trust Shares as Unallocated Trust Shares with such shares to be divided among and purchased by the Initial Backstop Participants in accordance with Section 2.02 above within two Business Days of the Put Closing Date.  All Trust Shares will be delivered by the Trust with any and all issue, stamp, transfer or similar taxes or duties payable in connection with such delivery duly paid by the Trust.

ARTICLE III

CALL RIGHT

3.01           Call Right.

(a)           Exercise During the Put Period.  The parties hereto agree and acknowledge that during the Put Period each of the Initial Backstop Participants shall have the right (the “Call Right”) to elect to cause the Trust to sell all, but not less than all, of the Trust Shares to the Call Participants for an aggregate purchase price equal to $7.5 million (the “Call Purchase Price”) provided that such Initial Backstop Participant delivers the Call Exercise Notice in the form attached as Exhibit C hereto in accordance with the provisions of Section 12.01 hereof to the Trust at any time during the Put Period.

(b)           Exercise After Expiration of the Put Period.  The parties hereto agree and acknowledge that if the Put Right has not been exercised by the Trust and the Call Right has not been exercised by an Initial Backstop Participant prior to the expiration of the Put Period, from and after the expiration of the Put Period until the expiration of the Call Period, any Backstop Participant shall have the right to exercise the Call Right and thereby cause the Trust to sell all, but not less than all, of the Trust Shares to the Call Participants for the Call Purchase Price provided that such Exercising Bondholder delivers the Call Exercise Notice in the form attached as Exhibit C hereto in accordance with the provisions of Section 12.01 hereof to the Trust at any time during the period from and after the expiration of the Put Period until the expiration of the Call Period.

3.02           Purchase and Sale Pursuant to Exercise of Call Right.

(a)           Call Right Exercised by an Initial Backstop Participant.  In the event that an Initial Backstop Participant is the Exercising Bondholder pursuant to Section 3.01(a) or 3.01(b), such Initial Backstop Participant shall be obligated to purchase its Pro Rata Portion of the Trust Shares and shall also deliver a copy of the Call Exercise Notice to each other Backstop Participant concurrently with the delivery of the Call Exercise Notice to the Trustee.  Upon receipt of the Call Exercise Notice from an Exercising Bondholder that is an Initial Backstop Participant, each Additional Backstop Participant shall have a period of five (5) Business Days to elect to return to the Exercising Bondholder a Call Participation Notice in the form attached as Exhibit D-1 hereto, and each Initial Backstop Participant (other than the Exercising Bondholder) shall have a period of five (5) Business Days to elect to return to the Exercising Bondholder a Call Participation Notice in the form attached as Exhibit D-2, in each case in accordance with the provisions of Section 12.01 hereof.  Each Additional Backstop Participant shall have the right to elect to either (i) participate in the Call Right by purchasing its Pro Rata Portion of the Trust Shares (determined in accordance with Section 3.02(a)), or (ii) refuse to participate in the Call

Right in any capacity.  Each Initial Backstop Participant (other than the Exercising Bondholder) shall have the right to elect to (i) participate in the Call Right by purchasing its Pro Rata Portion of the Trust Shares (determined in accordance with Section 3.02(a)), (ii) not only purchase its Pro Rata Portion of the Trust Shares but also its Pro Rata Portion of the Unallocated Trust Shares, or (iii) refuse to participate in the Call Right in any capacity.  Each Electing Participant will be obligated to purchase their Pro Rata Portion of the Trust Shares and to pay their corresponding portion of the Call Purchase Price.  Additionally, the Exercising Bondholder together with the other Initial Backstop Participant that elects to purchase its Pro Rata Portion of the Unallocated Trust Shares (determined in accordance with Section 3.02(a)) (collectively, the “Initial Call Backstop Participants”), will each be obligated to purchase their Pro Rata Portion of the Unallocated Trust Shares (or the Exercising Bondholder will be obligated to purchase all of the Unallocated Trust Shares if the Initial Backstop Participant other than the Exercising Bondholder does not elect to purchase its Pro Rata Portion of the Unallocated Trust Shares) and to pay their corresponding portion of the Call Purchase Price.  For purposes of this Article III, (i) an Electing Participant’s “Pro Rata Portion of the Trust Shares” shall be determined by multiplying the number of Trust Shares by a fraction, the numerator of which shall be the number of shares of Common Stock then held by such Electing Participant and the denominator of which shall be the aggregate number of shares of New Common Stock issued under the Plan to all Bondholders, (ii) the term “Unallocated Trust Shares” shall mean the difference between the total number of Trust Shares and the sum of the Pro Rata Portion of the Trust Shares of each Electing Participant, and (iii) unless otherwise determined by the Exercising Bondholder and any Initial Backstop Participant that elects to purchase their Pro Rata Portion of the Unallocated Trust Shares, an Initial Call Backstop Participant’s “Pro Rata Portion of the Unallocated Trust Shares” shall be determined by multiplying the number of Unallocated Trust Shares by seventy six percent (76%) in the case of Plainfield and twenty four percent (24%) in the case of DWS.  The corresponding portion of the Call Purchase Price to be paid by each Call Participant shall be determined by multiplying (x) the quotient derived by dividing $7.5 million by the total number of Trust Shares, by (Y) the number of Trust Shares to be purchased by such Call Participant.

(b)           Call Right Exercised by an Additional Backstop Participant.  In the event that an Additional Backstop Participant is the Exercising Bondholder pursuant to Section 3.01(b), such Additional Backstop Participant shall be obligated to purchase its Pro Rata Portion of the Trust Shares and shall also deliver a copy of the Call Exercise Notice to each Initial Backstop Participant and to each other Additional Backstop Participant concurrently with the delivery of the Call Exercise Notice to the Trustee.  Upon receipt of the Call Exercise Notice from an Additional Backstop Participant, each Backstop Participant (other than the Exercising Bondholder) shall have a period of five Business Days to elect to return a Call Participation Notice in the form attached as Exhibit D-2 hereto in accordance with the provisions of Section 12.01 hereof to the Exercising Bondholder.  Each Backstop Participant shall have the right to elect to (i) participate in the Call Right by purchasing its Pro Rata Portion of the Trust Shares (determined in accordance with Section 3.02(a)), (ii) not only purchase its Pro Rata Portion of the Trust Shares but also its Pro Rata Portion of the Unallocated Trust Shares; provided, however, that no Additional Backstop Participant (including any Exercising Bondholder that is an Additional Backstop Participant) may purchase its Pro Rata Portion of the Unallocated Trust Shares if any Initial Backstop Participant has elected to purchase its Pro Rata Portion of the Unallocated Trust Shares, or (iii) refuse to participate in the Call Right in any capacity.  Each Electing Participant will be obligated to purchase their Pro Rata Portion of the Trust Shares and to pay their corresponding portion of the Call Purchase Price.  Additionally, the Exercising Bondholder shall be solely responsible for purchasing all of the Unallocated Trust Shares unless (x) any Initial Backstop Participant has elected to purchase its Pro Rata Portion of the Unallocated Trust Shares in which case all of the Unallocated Trust Shares shall be purchased by such Initial Backstop Participants so electing (in accordance with Section 3.02(a)), or (y) if no Initial Backstop Participant elects to purchase its Pro Rata Portion of the Unallocated Trust Shares, the Exercising Bondholder together with any other Additional Backstop Participant that has elected to purchase their Pro Rata Portion of the Unallocated Trust Shares (collectively, any party entitled to participate in the purchase of Unallocated Trust Shares being referred to the “Additional Call Backstop Participants”, and together with the Initial Call Backstop Participants, the “Call Backstop Participants”) will each be obligated to purchase their Pro Rata Portion of the Unallocated Trust Shares and to pay their corresponding portion of the Call Purchase Price.  It is expressly understood that regardless of whether the Exercising Bondholder is an Additional Backstop Participant, the Initial Backstop Participants shall have the first option to purchase all of the Unallocated Trust Shares and if any of them elect to purchase the Unallocated Trust Shares, no Additional Participant (including any Additional Backstop Participant which may be the Exercising Bondholder) shall have any right to purchase the Unallocated Trust Shares.

3.03           Closing.  The delivery of the Trust Shares will be made by the Trust to the Call Participants on the tenth Business Day following the receipt by the Trust of the Call Election Notice (the “Call Closing Date”) against payment of the Call Purchase Price for the Trust Shares by wire transfer of federal (same day) funds to the account specified by the Trust on the signature page attached hereto.  The Trust shall execute stock powers on behalf of each of the Call Participants in order to effect the transfer of the Trust Shares from the Trust to the Call Participants and the Company shall, upon receipt of such stock powers, record the transfer of the Trust Shares on its stock record books.  If any Electing Participant fails to deliver such Electing Participant’s portion of the Call Purchase Price on the Call Closing Date, the Call Backstop Participants shall each purchase and pay for their Pro Rata Portion of any Trust Shares that were to be purchased by such Electing Participant treating such unpurchased Trust Shares as Unallocated Trust Shares with such shares to be divided among and purchased by the Call Backstop Participants in accordance with Section 3.02(a) and 3.02(b) above within two Business Days of the Call Closing Date.  All Trust Shares will be delivered by the Trust with any and all issue, stamp, transfer or similar taxes or duties payable in connection with such delivery duly paid by the Trust.

ARTICLE IV

COMMITMENT FEE

4.01           Commitment Fee.  In consideration of the agreements of the Initial Backstop Participants contained herein, and subject only to the Agreement Order (as defined herein) becoming a Final Order (as defined herein), the Company will pay to the Initial Back Stop Participants a commitment fee of $262,500 (the “Commitment Fee”).  Such Commitment Fee will be paid in U.S. dollars on the Business Day after the Agreement Order is entered by the Bankruptcy Court.  The Commitment Fee will be nonrefundable when paid and shall be deemed earned whether or not the Confirmation Order is entered or becomes a Final Order or any of the other conditions precedent contemplated in Section 9.01 hereof are satisfied.  The Commitment

Fee shall be shared seventy six percent (76%) by Plainfield and twenty four percent (24%) by DWS.  Simultaneously with the entry of the Agreement Order, and thereafter on demand, the Company will reimburse or pay, as the case may be, the standard fees and out-of-pocket expenses of one law firm retained by the Initial Backstop Participants for purposes of negotiating and drafting this Agreement and consummating the transactions contemplated hereby and incurred since December 1, 2007 within 10 days of the presentation of an invoice approved by the Initial Backstop Participants, without Bankruptcy Court review or further Bankruptcy Court order, provided, however, that  the amount of such reimbursement shall not exceed $150,000 in the aggregate and, provided, further, however that if the Initial Backstop Participant’s fees and expenses for such purposes exceed $150,000 due to delays in the process of confirming the Plan or other causes beyond the control of the Initial Backstop Participants, the Initial Backstop Participants may request reimbursement for such additional fees and expenses and in such event, the Plan Proponents and the Initial Backstop Participants shall negotiate with each other in good faith regarding whether reimbursement of any such additional fees and expenses is reasonable and appropriate under the facts and circumstances.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE TRUST

5.01           Representations and Warranties of the Trust.  The Trust represents and warrants to the Company and to each of the Backstop Participants as set forth below.  Each representation, warranty and agreement is made only as of Effective Date of the Plan and as of the Put Closing Date or the Call Closing Date as applicable:

(a)           The Trust has been duly created and is validly existing and in good standing as a statutory trust under the laws of the State of Delaware, and all filings required under the laws of the State of Delaware with the respect to the creation and valid existence of the Trust as a statutory trust have been made.

(b)           The Trust has the power and authority to own its properties and to conduct its business as currently conducted.

(c)           The Trust has the requisite power and authority to enter into, execute and deliver this Agreement and to perform its obligations hereunder, including, without limitation, the obligation of the Trust to convey and assign the Trust Shares to the Backstop Participants upon the exercise of the Put Right or the Call Right, as applicable. The Trust has taken all necessary action required for the due authorization, execution, delivery and performance by it of this Agreement.

(d)           The Trust is the sole record and beneficial owner of all of the Trust Shares and has good and marketable title to the Trust Shares, free and clear of any and all liabilities, liens, security interests, pledges, restrictions on transfer (except for those restrictions on transfer set forth in that certain Stockholders Agreement), claims, charges or other encumbrances or equities of any kind, nature, or description.  The Trust Shares consist of all of the shares of the Common Stock of the Company issued to the Trust pursuant to the Plan.

(e)           This Agreement has been, and any Put Exercise Notice executed and delivered by Trust in accordance with the provisions of Article II hereof will be, duly and validly executed and delivered by the Trust, and, upon the entry of the Agreement Order, the Confirmation Order becoming a Final Order and the occurrence of the Effective Date of the Plan, this Agreement will constitute the valid and binding obligations of the Trust, enforceable against the Trust in accordance with its terms.

(f)           Subject to the entry of the Court Orders and occurrence of the Effective Date of the Plan, the execution and delivery by the Trust of this Agreement and the compliance by the Trust with all of the provisions hereof and the consummation of the transactions contemplated herein and therein (i) will not conflict with or result in a breach or violation of, any of the terms or provisions of, or constitute a default under (with or without notice or lapse of time, or both), or result in the acceleration of, or the creation of any lien under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust is a party or to which any of the property or assets of the Trust is subject, (ii) will not result in any violation of the provisions of the Trust Agreement, (iii) will not result in any violation of, or any termination or material impairment of any rights under, any statute or any license, authorization, injunction, judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties.

(g)           No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Trust or any of its properties is required for the execution and delivery by the Company of this Agreement or the performance of and compliance by the Trust with all of the provisions hereof, except the entry of the Court Orders and the expiration, or waiver by the Bankruptcy Court, of the 10-day period set forth in Bankruptcy Rules 6004(h) and 3020(e), as applicable.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

6.01           Representations and Warranties of the Company.  The Company represents and warrants to the Trust and to each of the Backstop Participants as set forth below.  Each representation, warranty and agreement is made only as of the date the Confirmation Order becomes a Final Order and as of the Put Closing Date or the Call Closing Date as applicable:

(a)           The Company has the requisite corporate power and authority to enter into, execute and deliver this Agreement and to perform its obligations hereunder. The Company has taken all necessary corporate action required for the due authorization, execution, delivery and performance by it of this Agreement.

(b)           This Agreement has been duly and validly executed and delivered by the Company, and, upon the entry of the Agreement Order, this Agreement will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to Section 12.09 hereof.

(c)           Prior to the entry of the Agreement Order, the Company or the applicable Plan Proponent will have the requisite power and authority to execute the Plan and to file the Plan with the Bankruptcy Court and, subject to entry of the Confirmation Order and the Confirmation Order becoming a Final Order, to perform its obligations thereunder, and will have taken all necessary corporate actions required for the due authorization, execution, delivery and performance by it of the Plan.

(d)           The Plan has been duly and validly filed with the Bankruptcy Court and, upon the Confirmation Order becoming a Final Order and the occurrence of the Effective Date of the Plan, will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(e)           All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, and none of them has been issued in violation of preemptive or similar rights. As of the date the Confirmation Order becomes a Final Order, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights or other agreements or rights to purchase or otherwise acquire shares of capital stock of the Company except that pursuant to the Plan up to 5% of the authorized Common Stock may be issued to the Company’s management at the discretion of the Company’s board of directors.

(f)           Subject to the entry of the Court Orders and the occurrence of the Effective Date of the Plan, the execution and delivery (or, with respect to the Plan, the filing) by the Company of this Agreement and compliance by the Company with all of the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein (i) will not conflict with or result in a breach or violation of, any of the terms or provisions of, or constitute a default under (with or without notice or lapse of time, or both), or result, except to the extent provided in or contemplated by the Plan, in the acceleration of, or the creation of any lien under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) will not result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company, (iii) will not result in any violation of, or any termination or material impairment of any rights under, any statute or any license, authorization, injunction, judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties.

(g)           No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties is required for the execution and delivery by the Company of this Agreement and performance of and compliance by the Company with all of the provisions hereof and of the Plan and the consummation of the transactions contemplated herein and therein, except the entry of the Court Orders and the occurrence of the Effective Date of the Plan.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES OF THE BACKSTOP PARTICIPANTS

7.01           Representations and Warranties of the Backstop Participants.  Each Backstop Participant severally, but not jointly, represents and warrants on its own behalf to, and agrees on its own behalf with, the Trust, the Company, and each other Backstop Participant as set forth below.  Each representation, warranty and agreement below shall be deemed to have been made by a Backstop Participant as of the date such Backstop Participant becomes a party to this Agreement and as of the Put Closing Date and the Call Closing Date, as applicable:

(a)           The Backstop Participant has the requisite power and authority to enter into, execute and deliver this Agreement and to perform its obligations hereunder. The Backstop Participant has taken all necessary action required for the due authorization, execution, delivery and performance by it of this Agreement.

(b)           The Backstop Participant has been duly incorporated or formed and is validly existing as a corporation, limited liability company or partnership in good standing under the laws of the jurisdiction of its incorporation or formation.

(c)           This Agreement has been duly and validly executed and delivered by the Backstop Participant, and, upon the entry of the Agreement Order, the Confirmation Order becoming a Final Order and the occurrence of the Effective Date of the Plan, this Agreement will constitute the valid and binding obligations of the Backstop Participant, enforceable against it in accordance with its terms.

(d)           The Trust Shares, if any, to be acquired under this Agreement by the Backstop Participant are being acquired solely for its own account, for investment and not with a view toward resale or other distribution within the meaning of the Securities Act.  Any Trust Shares acquired by the Backstop Participant will not thereafter be offered for sale, sold or otherwise transferred by the Backstop Participant except pursuant to a registration statement or in a transaction exempt from or not subject to registration under the Securities Act and any applicable state securities laws.

(e)           The Backstop Participant has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Trust Shares to be acquired hereunder, if any.  The Backstop Participant is a “qualified institutional buyer” as defined in Rule 144A promulgated under the Securities Act.  The Backstop Participant understands and is able to bear any economic risks associated with such investment (including, without limitation, the necessity of holding the Trust Shares for an indefinite period of time).

(f)           The Backstop Participant acknowledges that it has been afforded the opportunity to ask questions and receive answers concerning the Company and to obtain additional information that it has requested to verify the accuracy of the information contained herein.

ARTICLE VIII
COVENANTS

8.01           Covenants of the Company and Plan Proponents.  The Plan Proponents agree with the Trust and the Backstop Participants as follows:

(a)           To promptly after the Disclosure Statement is approved by the Bankruptcy Court  and the Agreement Order is entered by such Court, distribute a copy of this Agreement and each of the exhibits hereto to each Bondholder who notifies the Company that it is an Eligible Bondholder, informing such Eligible Bondholder that if it desires to become a party to this Agreement as an Additional Backstop Participant the Eligible Bondholder must return a copy of the Counterpart Signature Page attached hereto as Exhibit A to counsel to the Company, Kerry A. Brennan, Esq., Pillsbury Winthrop Shaw Pittman LLP, 1540 Broadway, New York NY  10036-4039, with copies to counsel for the Initial Backstop Participants, Steven Levine, Esq. c/o Brown Rudnick Berlack Israels LLP, One Financial Center, Boston, Massachusetts, 02111 and the Bondholders’ Committee, James Savin, Esq. c/o Akin Gump Strauss Hauer & Feld, LLP., 1333 New Hampshire Avenue NW, Washington, DC 20036 prior to the Election Deadline.

(b)           To file a motion and supporting papers (the “Agreement Motion”) in the form attached hereto as Exhibit E (including an order) seeking entry of the Agreement Order.  The Plan Proponents shall use their reasonable efforts to have the Agreement Order become a Final Order concurrently with the entry of the order approving the disclosure statement, and in any event by March 31, 2008.  The Plan Proponents will give appropriate notice, including such notice as the Bankruptcy Court may direct, and provide appropriate opportunity for hearing, to all parties entitled thereto, of all motions, orders, hearings or other proceedings relating to this Agreement or the transactions contemplated hereby.

(c)           To file the Plan in a form that is consistent in all material respects with this Agreement, and contains only such amendments to the material terms and conditions thereof from the version of the Plan currently on file with the Bankruptcy Court as may be permitted under Subparagraph (d) of this Section 8.01 and to use reasonable efforts to obtain the entry of the Confirmation Order by the Bankruptcy Court and to insure that the Confirmation Order becomes a Final Order.  The Plan Proponents will use reasonable efforts to adopt a Plan that (i) is consistent in all respects with this Agreement, (ii) provides for the release and exculpation of the Backstop Participants, their respective affiliates, representatives and advisors to the fullest extent permitted under applicable law, and (iii) has conditions to confirmation and the Effective Date of the Plan (and to what extent any such conditions can be waived and by whom) that are reasonably acceptable to the Initial Backstop Participants and consistent with this Agreement and (iv) otherwise contains only such amendments to the material terms and conditions embodied in the form of Plan currently on file with the Bankruptcy Court as may be permitted under subparagraph (d) of this Section 8.01.  At least one week prior to the hearings on approval of the Disclosure Statement, the Plan Proponents will (A) provide a copy of the Plan and the Disclosure Statement to the Initial Backstop Participants and their counsel; and (B) incorporate any reasonable comments of the Initial Backstop Participants and its counsel into such documents.  In addition, the Plan Proponents will provide to the Initial Backstop Participants and its counsel a copy of the proposed Confirmation Order and a reasonable opportunity to review and comment on such order prior to such proposed order being filed with the Bankruptcy Court and incorporate any reasonable comments of the Initial Backstop Participants and its counsel into the proposed Confirmation Order.

(d)           Without the written consent of the Initial Backstop Participants, except for the issuance of up to 5% of the issued and outstanding Common Stock to members of the Company’s management as contemplated by the Plan, not to amend any material provision of the Plan in a manner adverse to the Initial Backstop Participants (either in their capacity as such or as Bondholders) or inconsistent with this Agreement and not to amend the Plan to provide for the issuance of any additional shares of capital stock of the Company, or options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, securities convertible into or exchangeable for capital stock of the Company, or other agreements or rights to purchase or otherwise acquire capital stock of the Company on or after the date of this Agreement until the earlier to occur of (i) the Put Closing Date, (ii) the Call Closing Date or (iii) the expiration of the Call Period.

8.02           Covenants of the Trust. Without the written consent of the Initial Backstop Participants, dispose of any shares of capital stock of the Company received by the Trust pursuant to the Plan, on or after the date of this Agreement until the earlier to occur of (i) the Put Closing Date, (ii) the Call Closing Date or (iii) the expiration of the Call Period.

8.03           Covenants of All Parties.  The parties hereto agree:

(a)           To use their respective reasonable efforts to facilitate the entry of the Agreement Order as soon as practicable following the filing of the Agreement Motion.

(b)           To use reasonable efforts to facilitate the entry of the Confirmation Order as soon as practicable following the filing of the Plan.

(c)           To not file any pleading or take any other action in the Bankruptcy Court with respect to this Agreement, the Plan, the Disclosure Statement or the Confirmation Order or the consummation of the transactions contemplated hereby or thereby that is inconsistent with this Agreement or the Plan Proponents’ efforts to obtain the entry of the Court Orders consistent with this Agreement.

(d)           To keep confidential the identity of any Eligible Bondholder that either elects to become an Additional Backstop Participant or an Electing Participant.

ARTICLE IX

CONDITIONS

9.01           Condition to the Obligations of the Backstop Participants.  The obligation of the Initial Backstop Participants and any Additional Backstop Participants to purchase any Trust Shares pursuant to the terms hereof are subject to the following conditions:

(a)           The Agreement Order shall have been entered by the Bankruptcy Court in the form attached hereto as Exhibit E with no modifications thereto without the consent of Initial Backstop Participants and the Agreement Order shall have become a Final Order.

(b)           The Initial Backstop Participants shall have approved in writing (i) by the earlier of the hearing on the Agreement Motion or the Disclosure Statement, the Plan that (A) is consistent in all respects with this Agreement, (B) provides for the release and exculpation of the Backstop Participants and their respective affiliates, representatives and advisors to the fullest extent permitted under applicable law, and (C) has conditions to confirmation and the effective date of the Plan (and to what extent any such conditions can be waived and by whom) that are reasonably acceptable to Initial Backstop Participants and consistent with this Agreement; (ii) by the earlier of the hearing on the Agreement Motion or the Disclosure Statement, a Disclosure Statement that is consistent in all material respects with the Plan as described herein; (iii) prior to filing with the Bankruptcy Court, a draft of the Confirmation Order, that is consistent in all respects with the provisions of this Agreement and the Plan; and (iv) prior to filing with the Bankruptcy Court, drafts of any amendments or supplements to any of the foregoing, to the extent any such amendment or supplement effects a material change to the Plan or any other document or agreement described herein or any change to the total amount of or conditions to the payments made or to be made under this Agreement or any change inconsistent with this Agreement.

(c)           Neither the Company nor any Plan Proponent shall have made a public announcement, entered into an agreement or filed any pleading or document with the Bankruptcy Court evidencing its intention to support, or otherwise supported, any transaction inconsistent with the Plan approved by the Initial Backstop Participants in accordance with Section 9.01(b) of this Agreement.

(d)           The Confirmation Order shall have been entered by the Bankruptcy Court and shall have become a Final Order.

(e)           The Plan, as approved, and the Confirmation Order as entered, by the Bankruptcy Court, shall be in the form approved by the Initial Backstop Participants in accordance with Section 9.01(b) of this Agreement, with such amendments, modifications or changes that (i) are consistent in all respects with this Agreement, (ii) are consistent in all material respects with the form of the Plan and the Confirmation Order approved by the Initial Backstop Participants in accordance with Section 9.01(b) of this Agreement, (iii) provide for the release and exculpation of the Backstop Participants and their respective affiliates, representatives and advisors to the fullest extent permitted under applicable law, (iv) do not change the total amount of or conditions to the payments made or to be made under this Agreement, and (v) otherwise are consistent in all material respects with this Agreement and reasonably acceptable to the Initial Backstop Participants.

(f)           The conditions to confirmation and the conditions to the effective date of the Plan have been satisfied or waived by the Company or the Plan Proponents in accordance with the Plan, and the effective date of the Plan shall have occurred.

(g)           No judgment, injunction, decree or other legal restraint shall prohibit the consummation of the Plan or the transactions contemplated by this Agreement.

(h)           The Initial Backstop Participants shall have received payment of the Commitment Fee, and the Commitment Fee shall not have been required to be repaid to the Company.

(i)           The Company and all Plan Proponents shall agree in the Plan not to object to the substantial contribution claim of the Ad Hoc Committee of Bondholders in a maximum amount not to exceed $281,000, which claim shall be paid, to the extent allowed, upon the Effective Date if allowed prior to such date or within ten (10) days after entry of an order allowing such claim.

(j)           This Agreement shall be valid and enforceable against the Company and the Trust and neither the Company nor the Trust shall be in breach of this Agreement.

ARTICLE X

SURVIVAL, INDEMNIFICATION

10.01          Survival of Representations and Warranties, Etc.  Notwithstanding any investigation at any time made by or on behalf of any party hereto, all representations and warranties made in this Agreement will survive the execution and delivery of this Agreement.

10.02          Indemnification.

(a)           Whether or not the Put Right is exercised by the Trust and whether or not the Call Right is exercised by any Initial Backstop Participant, the Company will indemnify, defend, protect, save and hold harmless the Backstop Participants, their affiliates and their respective officers, directors, employees, advisors, shareholders, members, managers, partners, attorneys, agents and representatives (the “Indemnitees”), from and against all losses, claims, damages, liabilities, costs (including, without limitation, the costs of investigation and attorneys’ fees) and expenses (collectively, “Losses”) to which any of the Indemnitees becomes subject arising out of or in connection with any third-party claim, challenge, litigation, investigation or proceedings with respect to the exercise of the Put Right, the exercise of the Call Right, the sale by the Trust of the Trust Shares, this Agreement, or the transactions contemplated by the foregoing, including, without limitation, payment of the Commitment Fee, and to reimburse each of the Indemnitees for any legal or other costs and expenses incurred in connection with investigating or defending, participating or testifying in any of the foregoing; provided, however, that the foregoing indemnity will not apply to Losses to the extent that they are found by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from (A) a breach by any Indemnitee of this Agreement or (B) bad faith, the willful misconduct or gross negligence of any Indemnitee.  Such legal or other expenses shall be promptly reimbursed as and when they are incurred.  The Company acknowledges and agrees that if either the Commitment Fee, once paid, if required to be refunded to the Company or otherwise, at any time or for any reason other than as a result of clauses (A) or (B) above, the amount so refunded shall constitute an indemnifiable Loss under this Agreement.  This indemnification provision will be in addition to the rights of each and all of the Indemnitees to bring an action against the Company for breach of any term of this Agreement.  None of the Indemnitees shall be liable to the Company for any special, indirect, consequential, incidental or punitive damages.

(b)           In case any proceeding shall be instituted in respect of which indemnity may be sought pursuant to the paragraph above, the Indemnitee shall promptly notify the Company.  In any event, failure to notify the Company will not relieve the Company from any liability which it may have on account of this indemnity or otherwise, except to the extent the Company is materially prejudiced by such failure.  Upon the Company’s prompt written notice to the Backstop Participants, the Company may retain counsel reasonably satisfactory to the Backstop Participants to represent the Backstop Participants and any Indemnitee and will pay the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any Indemnitee will have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless (i) the Company and the Backstop Participants have mutually agreed to the retention of such counsel or (ii) the Indemnitee has been advised by counsel that there are actual or potential conflicting interests between the Company and the Indemnitee, including situations in which there are one or more legal defenses available to the Indemnitee that are different from or additional to those available to the Company.  It is understood that the Company shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such Indemnitees in any matter or series of related matters.

ARTICLE XI

TERMINATION

11.01          Termination.

(a)           The Initial Backstop Participants may terminate this Agreement, if the Bankruptcy Court has not entered the Agreement Order approving this Agreement, the exhibits attached hereto, and the payment of the Commitment Fee and such order has not become a Final Order by March 31, 2008.

(b)           Any Initial Backstop Participant may terminate this Agreement if on or after the third (3rd) Business Day following the date the Commitment Fee has become payable, the portion of the Commitment Fee due to such Initial Backstop Participant has not been received by such Initial Backstop Participant.

(c)           In no event will the Commitment Fee be refundable upon termination of this Agreement pursuant to this Section 11.

(d)           Any Initial Backstop Participant may terminate this Agreement if (i) the Bankruptcy Court has not entered the Confirmation Order, (ii) such Confirmation Order has not become a Final Order, and (iii) the Effective Date have not all occurred by June 30, 2008, provided, however, that , the June 30, 2008 deadline for the Confirmation Order to become a Final Order and the Effective Date to occur shall be automatically extended through September 5, 2008  so long as (x) the Bankruptcy Court has entered the Confirmation Order by June 30, 2008; (y) the Plan Proponents are proceeding in good faith and using their best efforts to cause the Confirmation Order to become a Final Order and/or to cause the Effective Date to occur and (z) no material adverse change has occurred to the Company’s business, financial condition or financial prospects.

(e)           Upon termination under this Section 11, the covenants and agreements made by the parties herein under Sections 8.03(d), 10.02, 12.01, 12.04 and 12.08 will survive indefinitely in accordance with their terms.

(f)           The deadlines specified in subparagraphs (a) or (d) above may be extended with the written consent of the Plan Proponents and the Initial Backstop Participants without any further approval of the Bankruptcy Court or any other party in interest in the Bankruptcy Cases.

ARTICLE XII

MISCELLANEOUS

12.01          Notices.  All notices and other communications in connection with this Agreement will be in writing and will be deemed given (and will be deemed to have been duly given upon receipt) if delivered personally, sent via electronic facsimile (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as will be specked by like notice):

If to Congoleum Corporation, to:

Pillsbury Winthrop Shaw Pittman LLP
1540 Broadway
New York, NY  10033-4039
Attention: Richard L. Epling
    Robin L. Spear
    Kerry A. Brennan
Fax:

with a copy to:

Okin, Hollander & DeLuca, LLP
Parker Plaza
400 Kelby Street
Fort Lee, NJ  07024
Attention: Paul S. Hollander
    James J. DeLuca
Fax:

If to the Futures Representative:

R. Scott Williams, Esquire
Haskell Slaughter Young & Rediker, L.L.C.
2001 Park Place North, Suite 1400
Birmingham, AL  35203

And

Orrick, Herrington & Sutcliffe LLP
1152 15th Street, N.W.
Washington, DC  20005
Attention: Roger Frankel
    Richard Wyron
    Jonathan Guy

If to the Asbestos Claimants’ Committee:

Calpin & Drysdale, Chtd.
One Thomas Circle, N.W.
Washington, D.C.  20005
Attention:  Peter Van N. Lockwood
    Ronald Reinsel

If to Claimants’ Counsel:

Stutzman, Bromberg, Esserman & Plifka
2323 Bryan Street, Suite 2000
Dallas, TX  75201
Attention:  Sander Esserman

If to the Trust, to:

Attention:
Fax:

with a copy to:

Attention:
Fax:

If to the FCR:

With a copy to:

If to the ABC:

With a copy to:

If to the Bondholders’ Committee:

Akin Gump Strauss Hauer & Feld LLP
590 Madison Avenue
New York, NY  10022
Attention: Michael S. Stamer

With a copy to

Akin Gump Strauss Hauer & Feld LLP
1333 New Hampshire Avenue, N.W.
Washington, D.C.  20036
Attention: James R. Savin

If to any Backstop Participant, to the address set forth on the signature page or any counterpart signature page attached hereto.

with a copy to:

Brown Rudnick Berlack Israels LLP
One Financial Center
Boston, Massachusetts 02111
Attention:  Steven B. Levine
Fax: (617) 289-0418

12.02          Assignment; Third Party Beneficiaries.  Neither this Agreement nor any of the rights, interests or obligations under this Agreement will be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other party.  Notwithstanding the previous sentence, this Agreement, or any Backstop Participants’ obligations hereunder, may be assigned, delegated or transferred, in whole or in part, by any Backstop Participant to any Affiliate (as defined in Rule 12b-2 under the Exchange Act) of such Backstop Participant over which the Backstop Participant or any of its Affiliates exercises investment authority, including, without limitation, with respect to voting and dispositive rights; provided, that any such assignee assumes the obligations of the Backstop Participant hereunder and agrees in writing to be bound by the terms of this Agreement in the same manner as the Backstop Participant.  Notwithstanding the foregoing or any other provisions herein, no such assignment will relieve a Backstop Participant of its obligations hereunder if such assignee fails to perform such obligations.  This Agreement will be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns.  This Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any person other than the parties hereto any rights or remedies under this Agreement.

12.03          Prior Negotiations; Entire Agreement.  This Agreement (including the agreements attached as exhibits to and the documents and instruments referred to in this Agreement) constitutes the entire agreement of the parties and supersedes all prior agreements and understandings, whether written or oral, between the parties with respect to the subject matter of this Agreement, except that the parties hereto acknowledge that any confidentiality agreements heretofore executed among the parties will continue in full force and effect.

12.04          GOVERNING LAW; VENUE.  THIS AGREEMENT WILL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY APPLICABLE CONFLICT OF LAWS PRINCIPLES.

12.05          Counterparts.  This Agreement may be executed in any number of counterparts, all of which will be considered one and the same agreement and will become effective when counterparts have been signed by each of the parties and delivered to the other party (including via facsimile or other electronic transmission), it being understood that each party need not sign the same counterpart.

12.06          Waivers and Amendments.  This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions of this Agreement may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance.  No delay on the part of any party in exercising any right, power or privilege pursuant to this Agreement will operate as a waiver thereof, nor will any waiver on the part of any party of any right, power or privilege pursuant to this Agreement, nor will any single or partial exercise of any right, power or privilege pursuant to this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege pursuant to this Agreement.  The rights and remedies provided pursuant to this Agreement are cumulative and are not exclusive of any rights or remedies which any party otherwise may have at law or in equity.

12.07          Headings.  The headings in this Agreement are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement.

12.08          Specific Performance.  The parties acknowledge and agree that any breach of the terms of this Agreement would give rise to irreparable harm for which money damages would not be an adequate remedy, and, accordingly, the parties agree that, in addition to any other remedies, each will be entitled to enforce the terms of this Agreement by a decree of specific performance without the necessity of proving the inadequacy of money damages as a remedy and without the necessity of posting bond.

12.09          Effectiveness.  The parties acknowledge that except for the provisions of Sections 8.01 hereof, which shall be binding upon the Company, Plan Proponents and Initial Backstop Participants upon their execution hereof prior to the entry of the Agreement Order, neither the Company nor any other party hereto shall be bound under this Agreement until the Agreement Order has been entered by the Bankruptcy Court.  The parties further acknowledge that (i) the Trust shall have no obligations hereunder unless and until the Confirmation Order has been entered, the Effective Date has occurred and the Trust has been organized and funded pursuant to the Plan and (ii) the provisions of Articles II and III hereof shall have no force or effect unless and until the Confirmation Order has been entered and the Effective Date has occurred.  On the Effective Date, the Trust shall execute and deliver this Agreement and take all steps necessary to become a party to this Agreement on such date.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties’ duly authorized representatives have hereby executed this Agreement as of the date first above written.

CONGOLEUM CORPORATION

By:
Name:
Title:

Address at which to receive communications:
________________________________________________
________________________________________________
________________________________________________
________________________________________________

[TRUST]

By:
Name:
Title:

Address at which to receive communications:
________________________________________________
________________________________________________
________________________________________________
________________________________________________

WIRE FUNDS TO:

ACCOUNT NAME:

ACCOUNT NUMBER:

ABA ROUTING NUMBER:

ADDITIONAL INSTRUCTIONS:

INITIAL BACKSTOP PARTICIPANTS:

PLAINFIELD SPECIAL SITUATIONS MASTER FUND LIMITED

By:
Name:
Title:

Address at which to receive communications:
________________________________________________
________________________________________________
________________________________________________
________________________________________________

DWS HIGH INCOME FUND

By:
Name:
Title:

DWS HIGH INCOME VIP

By:
Name:
Title:

DWS HIGH INCOME PLUS FUND

By:
Name:
Title:

DWS HIGH INCOME TRUST

By:
Name:
Title:

DWS BALANCED FUND

By:
Name:
Title:

DWS STRATEGIC INCOME FUND

By:
Name:
Title:

DWS MULTI MARKET INCOME TRUST

By:
Name:
Title:

DWS BALANCED VIP

By:
Name:
Title:

DWS STRATEGIC INCOME VIP

By:
Name:
Title:

DWS STRATEGIC INCOME TRUST

By:
Name:
Title:

Address at which to receive communications:
________________________________________________
________________________________________________
________________________________________________
________________________________________________

The undersigned hereby acknowledge and agree to undertake their obligations as Plan Proponents under this Put/Call Agreement including, but not limited to, those contained in Section 8.01 thereof:

FUTURE REPRESENTATIVE	ASBESTOS CLAIMANTS’ COMMITTEE

By: Name: R. Scott Williams Title: Future Representative	By: Name: Roland Reinsel Title: Counsel for the Asbestos Claimants’ Committee

OFFICIAL BONDHOLDERS’ COMMITTEE

By: Name: Title:

[Signature Page to Put/Call Agreement]

EXHIBIT A

COUNTERPART SIGNATURE PAGE TO PUT/CALL AGREEMENT

By execution of this Counterpart Signature Page to that certain Put/Call Agreement dated as of ___________ by and between Congoleum Corporation, the Trust, the Initial Backstop Participants and the other parties named therein (the “Put/Call Agreement”), the undersigned does hereby agree as of the date written below under the name of the undersigned to become a party to the Put/Call Agreement and in so doing to become an “Additional Backstop Participant” for all purposes thereunder, and to be bound by the provisions of the Put/Call Agreement to which this Counterpart Signature Page is appended, a counterpart of which has been furnished to the undersigned.  The undersigned hereby acknowledges and agrees that this Counterpart Signature Page will be appended to the Put/Call Agreement as evidence thereof.  By signing below, the undersigned further confirms that the representations and warranties in Section 7.01 of the Put/Call Agreement are true, accurate and complete as applied to the undersigned as of the date hereof.  WITHOUT LIMITATION OF THE GENERALITY OF THE FOREGOING, THE UNDERSIGNED FURTHER CONFIRMS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A PROMULGATED UNDER THE SECURITIES ACT.

ADDITIONAL BACKSTOP PARTICIPANT

Name of Backstop Participant:___________________________
By:
Title:

Date:_______________________________________________

Address at which to receive
communications:______________________________________
___________________________________________________

___________________________________________________

___________________________________________________

EXHIBIT B

PUT EXERCISE NOTICE

The undersigned, on behalf of the Trust, hereby notifies the Backstop Participants that it elects to exercise the Put Right described in that certain Put/Call Agreement dated __________ (the “Put/Call Agreement”), and by delivery of this notice in accordance with the provisions of Section 12.01 of the Put/Call Agreement, directs the Backstop Participants to purchase the Trust Shares for an aggregate purchase price of $5.25 million.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Put/Call Agreement.

.

[TRUST]

By:______________________________

Name:

Title:

EXHIBIT C

CALL EXERCISE NOTICE

The undersigned hereby notifies the Trust that it elects, on behalf of itself and each other Call Participant to exercise the Call Right described in that certain Put/Call Agreement dated __________ (the “Put/Call Agreement”), and by delivery of this notice to the Trust in accordance with the provisions of Section 12.01 of the Put/Call Agreement, hereby agrees on its own behalf, and on behalf of each other Call Participant to purchase the Trust Shares for an aggregate purchase price of $7.5 million.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Put/Call Agreement.

By:______________________________

Name:

Title:

EXHIBIT D-1

CALL PARTICIPATION NOTICE

The undersigned hereby notifies the Exercising Bondholder that it elects to participate in the exercise of the Call Right and hereby elects to purchase and pay for the undersigned’s Pro Rata Portion of the Trust Shares to be purchased pursuant to the exercise of the Call Right as determined by reference to Section 3.02(a) of the Put/Call Agreement dated __________ (the “Put/Call Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Put/Call Agreement.

By:______________________________

Name:

Title:

EXHIBIT D-2

CALL PARTICIPATION NOTICE

The undersigned hereby notifies the Exercising Bondholder that it elects to participate in the exercise of the Call Right as follows (check applicable participation level):

_______
The undersigned hereby elects to purchase and pay for the undersigned’s Pro Rata Portion of the Trust Shares to be purchased pursuant to the exercise of the Call Right as determined by reference to Section 3.02(a) of the Put/Call Agreement dated __________ (the “Put/Call Agreement”).

_______
The undersigned hereby elects to purchase and pay for the undersigned’s Pro Rata Portion of the Trust Shares to be purchased pursuant to the exercise of the Call Right as determined by reference to Section 3.02(a) of the Put/Call Agreement as well as the undersigned’s Pro Rata Portion of the Unallocated Trust Shares as determined by reference to Section 3.02(a) of the Put/Call Agreement.

_______	The undersigned hereby elects NOT to purchase and pay for the undersigned’s Pro Rata Portion of the Trust Shares.

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Put/Call Agreement.

By:______________________________

Name:

Title:

EXHIBIT E

FORM OF AGREEMENT MOTION